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                                                                    EXHIBIT 99.1

                             Healthcare Realty Trust
                           Investor Slide Presentation

    In addition to the historical information contained within, the matters discussed in this presentation may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31,
      2000. Forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims any obligation to update forward-looking material.

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                                CORPORATE PROFILE

- Integrated Real Estate Company Focused on Owning, Managing and Developing Income-Producing Real Estate Properties Associated With the Delivery of Healthcare Services

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                                CORPORATE PROFILE

-   Strategy
    -   Provide Integrated Real Estate Solutions
    -   Concentrate on Outpatient Healthcare Facilities
    -   Focus on Long-Term Relationships
-   Internal & External Growth Capabilities
-   Client, Geographic & Property Type Diversification
-   Strong Capital Structure with Conservative Leverage

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                             PERFORMANCE HIGHLIGHTS

-   $1.7 Billion in Total Investments and Commitments
-   250 Owned Properties and Mortgages, 12 Million Square Feet
-   7 Million Square Feet Managed
-   6.8% Average FFO Historical Growth, 3.1% Growth YTD 2001
-   34.6% Debt to Book Capitalization, Ranked 8th

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                                    STRATEGY

-   Differentiation
    -   Integrate Related Real Estate Services and Capital
    -   Not A Finance Company
-   Added Value
    -   Maximize Return on Assets
    -   Mitigate Issues Related to Fraud & Abuse Statutes
    -   Control Operating Expenses
-   Clients
    -   Partnerships...Aligned, Long-Term Incentives
    -   Foster Additional Investments Over Time
    -   Publicly-Traded or Investment Grade

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                                    STRATEGY

-   Markets
    -   Invest with Leading Providers in Growth Markets
    -   Geographic Diversification
-   Facilities
    -   Emphasize Real Estate Fundamentals
    -   Focus on Growth Sectors - Ancillary and Outpatient
    -   Location, Location, Location
-   Growth
    -   Strategic Acquisitions
    -   Cross-Selling of Services
    -   Proactive Property Management

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                               HEALTHCARE OVERVIEW

- Healthcare Industry Fundamentals Remain Favorable - Non-Cyclical in Slowing Economy
    -   Strong Revenue Growth Trends
    -   Higher Reimbursement
    -   Rising Admissions
    -   Lower Cost Pressures
    -   Balance Sheet Improvement

-   Continued Emphasis on Outpatient and Lower-Cost Settings

-   Capital Needs Heighten Use of Alternative Sources of Capital

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                              HEALTHCARE OVERVIEW

-   Graphic Omitted: Acute Care Hospital Profit Margins from 1985 to 1999

- Source: American Hospital Association, as quoted in Modern Healthcare, December 4, 2000, p. 2.

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                               HEALTHCARE OVERVIEW

-   Graphic Omitted: Acute Care Hospital Medicare Margins from 1984 to 1999

- Source: Medicare payment advisory commission analysis of Medicare cost report data from HCFA, quoted in Jeffries & Company, "Hospital Stocks: A Positive Prognosis," October 2000.

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                               HEALTHCARE OVERVIEW

-   Graphic Omitted: Inpatient Admissions per Thousand from 1950 to 1999

- Source: American Hospital Association, Hospital Statistics  2001.

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                               HEALTHCARE OVERVIEW

-   Graphic Omitted: Inpatient Days vs. Outpatient Visits from 1983 to 1999.

- Source: American Hospital Association, Hospital Statistics  2001.

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                           INVESTMENT BY FACILITY TYPE

- Graphic Omitted: See Supplemental Data Report as of 9/30/01 for additional information.

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                             INVESTMENT BY PROVIDER

- Graphic Omitted: See Supplemental Data Report as of 9/30/01 for additional information.

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                               INVESTMENT BY STATE

- Chart and Map Omitted: See Supplemental Data Report as of 9/30/01 for additional information.

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                              GROWTH OPPORTUNITIES

-   Existing Relationships
    -   Additional Investments
    -   Management Services Expansion
-   VHA Inc. Business Partnership
    -   2,200 Not-for-Profit Health Systems
-   Not-for-Profit Healthcare Sector
    -   Strong Fundamentals
    -   93% Investment Grade Credit Ratings
-   Healthcare Industry Size
    -   700,000 Physicians
    -   4,800 Privately-Owned Hospitals, 73% Not-for-Profit
    -   $10 Billion in Annual Healthcare Construction Expenditures
    -   $500 Billion in Healthcare Real Estate
-   Healthcare Industry Capital Demands
    -   Balance Sheet Focus
    -   Margin Pressures
    -   Clinical Mission




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                                CAPITAL STRUCTURE

-   Strong Balance Sheet
-   Debt to Book Capitalization 34.6%
-   $300 Million 8.125% Senior Notes Due 2011
-   $150 Million Unsecured Credit Facility Due 2004
-   $88 Million in Senior Notes Due 2002 and 2006
- Senior Notes Rated "Baa3" by Moody's, "BBB" by Fitch, Duff & Phelps, and "BBB-" by Standard and Poor's
-   3 Million Shares Preferred Stock (Information as of 9/30/01)

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                            INVESTMENTS & COMMITMENTS

- Graphic Omitted: Total investments & commitments from 1995 to 2000. See the Company's financial reports for additional information.

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                                    REVENUES

- Graphic Omitted: Total annual revenues from 1995 to 2000. See the Company's financial reports for additional information.

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                         FUNDS FROM OPERATIONS - DILUTED

- Graphic Omitted: Total funds from operations from 1995 to 2000. See the Company's financial reports for additional information.

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                               DIVIDENDS PER SHARE

- Graphic Omitted: Quarterly dividends per common share from third quarter 1997 to third quarter 2001. See the Company's financial reports for additional information.

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                                     SUMMARY

-   Healthcare is a Large, Vital and Profitable Industry
    -   Expanding Sectors of Healthcare Industry
    -   Growth Markets with Prominent Clients
-   Distinct Competitive Advantages
    -   Integrated Real Estate Services and Capital
    -   Well-Defined, Differentiated Strategy
    -   Innovative Transaction Structures
    -   Extensive Experience and Client Relationships
    -   Management Expertise
-   Low Leverage and Strong Balance Sheet
-   Cash Flow and Dividend Growth





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